Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of SVC Financial Services Inc. (the "Company") on Form 10-K for the period ending September 30, 2004 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Haigh, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, that:

    1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 12, 2006

                         /s/ Christopher Haigh
                         _________________
                         Christopher Haigh
                         Chief Executive Officer